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                                                                   Exhibit 10.14

                  BIO-I.T. (BIO INFORMATION TECHNOLOGIES) LTD.

                              EMPLOYMENT AGREEMENT

                                      WITH

                                 DR. OREN BECKER

AGREEMENT dated as of October 31, 2000, between Dr. Oren Becker (the "EMPLOYEE"), whose address is [ADDRESS], and BIO-I.T. (BIO INFORMATION TECHNOLOGIES) LTD. (the "COMPANY"), a corporation incorporated under the laws of the State of Israel, having its address at 12A Kibush Ha'voda Street, Hertzeliya, Israel.

                                   WITNESSETH

WHEREAS the Employee is a Co-Founder of the Company, and the Company desires to employ the Employee as its Chief Technology Officer ("CTO") with duties as set forth in Section 2 below; and

WHEREAS the Employee represents he has the desired skills and knowledge to serve in such positions.

NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter contained, the parties hereto agree as follows:

1.    Employment

From the Effective Date (as defined in Section 3), the Company hereby employs Employee and Employee accepts employment with Company upon the conditions set forth herein.

2.    Duties

      (a) The Company hereby engages Employee to serve as its CTO to be responsible for the following: (i) the technological aspect of the Company's research and development; (ii) preparation and demonstration of scientific presentations and as otherwise may be determined by the Company; (iii) assist and support the management and operation of the Company's business and development; and (iv) to perform other tasks, as shall be determined, from time to time by the Company's board of directors (the "DUTIES"). During the term hereof, Employee shall report to the Company's.

      (b) In addition to the discharge of his Duties hereunder in the premises of the Company, Employee shall make his services hereunder available by telephone during normal business hours, and at such times or at such other places as may mutually be agreed upon between the Company and the Employee. Without derogating from the foregoing, at the request and pursuant to the instructions of

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      the Company, Employee shall discharge his Duties and/or perform any specific task hereunder outside of Israel.

      (c) Employee shall provide the services hereunder on a full-time basis and shall devote all necessary time and attention to the furtherance of the business and interests of the Company, and shall perform his Duties diligently and promptly for the benefit of Company, strictly and faithfully upholding the Company's policies. During his engagement hereunder, Employee shall not, without prior written consent of the board of directors, undertake or accept any other paid or unpaid employment, occupation of services as a consultant or otherwise, or engage in or be associated with, directly or indirectly, any other businesses, duties or pursuits, including, without limitation, any academic occupation, except for strictly de-minimus non-commercial or non-business activities, which do not affect the adequate performance of the Employee's obligations hereunder.

3.    Term

      (a) The Employee's employment under this Agreement shall commence immediately after the Closing of the Company's 1st Round of Financing (as defined in the Founders Agreement to which this Agreement constitutes a schedule) (the "EFFECTIVE DATE") and shall end on the earliest of: (i) the death or disability (as defined herein) of the Employee; (ii) the termination of Employee's services by Company for Cause (as defined herein); or (iii) four (4) years from the Effective Date, unless earlier terminated without cause by either party on sixty (60) days prior written notice to the other (the "INITIAL TERM"). This Agreement may be extended by the mutual written consent of the parties. Any period of extension shall be referred to as an "EXTENDED TERM."

      (b) For the purpose of this Section 3, "DISABILITY" shall mean any physical or mental illness or injury as a result of which the Employee remains absent from work for a period of two (2) successive months, or an aggregate of two (2) months in any twelve (12) month period. Disability shall occur upon the end of such two (2) month period.

      (c) For the purpose of this Section 3, "CAUSE" shall exist if the Employee
      (i) breaches any of the material terms or conditions hereof including without limitation, any of the terms of Sections 7, 8, 9 and 10; (ii) fails to perform a significant portion of his tasks as determined by the board of directors; or (iii) engages in willful misconduct or acts in bad faith towards Company or any of its subsidiaries and/or affiliates with and related to the employment hereunder; or (iv) commits a felony or perpetrates fraud against the Company and/or any of its subsidiaries and/or affiliates.

      (d) During the sixty (60) day period following the notice of termination by any party to this Agreement, Employee shall cooperate with Company and use his best efforts to assist the integration into Company of the person or persons who will assume Employee's responsibilities.

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4.    Compensation

      (a) The Company shall pay Employee a salary payable monthly and in accordance with Company's normal and reasonable payroll practices, in a yearly gross amount of NIS 413,7000 (the "YEARLY GROSS SALARY"). This Yearly Gross Salary shall be payable over a period of twelve months, in equal monthly payments of NIS 34,475 each (the "MONTHLY GROSS SALARY"). The Monthly Gross Salary is exclusive of amounts payable by Company for the social benefits set forth in Sections 4(b), 4(c), 4(d) an 4(e) and exclusive of the benefit in
Section 5A below, for the duration of this Agreement. The Monthly Gross Salary shall be linked to the Israeli Consumer Price Index.

      (a1) If and subject to the Company completing a second round of financing in which the investors in such round invest at least USD$4,000,000 (the "2ND FINANCING ROUND"), then following 2nd Financing Round the Employee's Yearly Gross Salary shall be increased by ten percent (10%). This newly increased Yearly Gross Salary shall be payable in accordance with the provisions of sub-section (a) above and the other sub-sections of this Section 4.

      (a2) Following the 2nd Financing Round, at the end of each year of employment hereunder, the Company shall conduct a review of Employee's Yearly Gross Salary. Any changes in Employee's Yearly Gross Salary after such 2nd Financing Round shall be in the sole discretion of the Company's Board of Directors. When reviewing the Employee's Yearly Gross Salary, the Board of Directors shall take into account the following considerations: (i) the Company's financial situation and profitability; (ii) whether or not the Employee performed his duties hereunder to the Company's satisfaction and in accordance with his projections and reports to the Company, and those other considerations as may be appropriate in the circumstances. For the removal of doubt, for as long as the Employee is a member of the Company's Board of Directors, any change in the Employee's Yearly Gross Salary as aforesaid and any other changes to the terms of employment hereunder, shall require the approval of the Company's shareholders, all in accordance with the provisions of the Companies Law 5759-1999, as same may be amended from time to time.

      (b) The Employee shall receive the Monthly Gross Salary payable in respect to periods of Employee's military reserve duty. The Company shall be entitled to receive and to retain any amounts payable by the National Insurance Institute or any other agency or entity in respect of such periods.

      (c) (I) The Company and Employee will obtain and maintain Managers Insurance ("BITUACH MENAHALIM") for the exclusive benefit of Employee and in customary form, with respect to which the Company shall be the owner. The Company shall contribute an amount equal to thirteen and one-third percent (13.333%) of each Monthly Gross Salary payment (out of which 8.33% are designated for severance payments and 5% are designated for premium payments) (the "COMPANY CONTRIBUTION") and the Employee shall contribute five percent (5%) of the Monthly Gross Salary payment (the "EMPLOYEE'S CONTRIBUTION") toward the premiums payable in respect of such insurance, all amounts in the aggregate not to exceed the Monthly

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Gross Salary of Employee (the "INSURANCE POLICY"). The Employee hereby instructs the Company to make the necessary transfers to the insurance company of the amounts representing the Employee's and the Company's Contributions on account of the Insurance Policy.

      (II) It is hereby agreed that, should the Employee be or become entitled to severance pay under any applicable Israeli law, the amounts accrued in the Insurance Policy on account of that portion of the Company's Contribution which is designated for severance pay, [i.e., the 8.33%] (the "SEVERANCE PORTION") shall be in lieu thereof and in full and final substitution therefor.

      Notwithstanding subsection (c)(II) above, if the Severance Portion accrued in the Insurance Policy is less than the amount of severance pay the Employee is or will be entitled to under applicable Israeli law, then the Company shall pay the Employee the difference thereof.

      (III) It is hereby agreed that upon termination of employment under this Agreement, the Company shall release to the Employee all amounts accrued in the Insurance Policy on account of both the Company's and Employee's Contributions.

      Notwithstanding subsection (c)(III) above, the Company will not be obligated to release to the Employee the Severance Portion of the Insurance Policy, or pay the Employee any other form of severance pay, under any one of the following circumstances:

            (xx) Termination of employment by the Company for `cause' (as defined in Section 3(c) above); and

            (yy) Termination of employment for reasons which under Israeli law would deprive the Employee of rights to severance pay.

      (d) The Company and the Employee shall open and maintain a Keren Hishtalmut Fund (the "FUND") for the benefit of the Employee. The Company shall contribute to the Fund an amount equal to 7.5% of each Monthly Gross Salary payment and the Employee shall contribute to such Fund 2.5% of each Monthly Gross Salary payment. It is hereby clarified, that any tax liabilities that are due on account of the Company's contribution to the Fund shall be born solely by the Employee. The Employee hereby instructs Company to make the necessary transfers to the Fund of the amounts representing both the Employee's and the Company's contributions.

      (d1) The Company shall obtain Disability Insurance ("Ovdan Kosher Avoda"), which may be included within the Insurance Policy, for the exclusive benefit of the Employee and shall contribute therefor an amount up to two and a half percent (2.5%) of each Monthly Gross Salary payment.

      (e) Bonus. The Company's board of directors shall in its sole discretion, determine the amount of any bonus, the method of its computation, the periods for which any such bonus shall be paid and the performance targets required to be achieved by the

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Employee prior to receipt of any such bonus. When determining the amount of bonus to be paid hereunder, the Company's board or directors shall also consider factors such as the Company's financial condition and the Employee's achievement of any of the targets set by the Company's Board of Directors.

5.    Vacation

      (a) During the first year of employment hereunder, the Employee shall be entitled to fifteen (15) working days of paid vacation.

      (b) Thereafter, during each year of employment hereunder, the Employee shall be entitled to an additional two (2) working days of paid vacation (i.e., in the second year of employment - 17 days, in the third year of employment - 19 days and so on), up to a maximum aggregate of twenty-one (21) working days of paid vacation for any given year of employment hereunder.

      (c) Vacation time may be taken at times subject to the reasonable approval of the Company and may be accumulated for no more than thirty (30) days for a period of two (2) years after which time Employee shall forfeit any unused vacation remaining at the end of such two year period.

      (d) Accumulated vacation time shall be paid according to the regular payroll practice in Company, only upon termination of the employment by Company.

5A.   Company Car

The Company shall provide the Employee with an automobile for his exclusive use, of a make, model and size as determined by the Company in its sole discretion. Notwithstanding the foregoing, the car provided shall be a category 3 car. The Company shall pay all actual maintenance (including gasoline) and insurance expenses in connection with the automobile and its use by the Employee. For the removal of doubt, the Company shall only be required to provide said insurance in connection with the use of such automobile solely by the Employee. The Company shall bear the cost of the taxes payable in connection with the provision of such automobile and the use of same by the Employee. For the removal of doubt, the Company shall not be liable to pay any tickets in connection with any traffic violations, whether such tickets were issued by the police or by a municipality and the Employee hereby agrees to indemnify and hold harmless the Company, its officers, directors and employees (the "INDEMNIFIED PERSONS") from and against any claim and/or liability made and/or imposed upon such Indemnified Persons, arising from any such traffic violation and/or tickets related thereto, regardless of whether such violations and/or tickets are recorded or issued by the police of a municipality.

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6.    Expenses

The Company shall reimburse the Employee for all ordinary and reasonably necessary business expenditures incurred directly in connection with or in furtherance of a specific task or services rendered to the Company by the Employee at the request of the Company (e.g., performance of activities outside of Israel), upon presentation of the appropriate invoices, receipts, vouchers or such other supporting information and documents as may be requested by the Company from time to time. Notwithstanding the foregoing, expenses exceeding USD$2,000 shall be subject to the prior written approval of the Company. Except as provided for in this Section 6 or unless otherwise agreed to in writing by the Company, the Company shall have no liability to reimburse the Employee for any expenses incurred by him in connection with this Agreement or the discharge of his regular or ordinary duties or services as an employee of the Company hereunder. Employee will be reimbursed as soon as practicable following the presentation to the Company of appropriate information and documentation evidencing such expenses, as provided in this Section 6.

7.    Undertaking

Simultaneously with the execution of this Agreement, the Employee shall execute the undertaking attached hereto as EXHIBIT A, including any exhibits attached thereto, including but not limited to the deeds of transfer of shares and the escrow agreement.

8.    Proprietary Rights and Information

Subject to the provisions of the License Agreement between Company and Ramot-University Authority for Applied Research and Industrial Development Ltd., dated as of same date (the "LICENSE AGREEMENT") with respect to proprietary rights in the Technology (as defined in the License Agreement:

      (a) any and all patentable and unpatentable inventions, discoveries, ideas or applications conceived, originated or developed by Employee during the term of his employment under this Agreement or in connection therewith and directly relating to Company's business (which on the Effective Date relates to drug discovery to membrane embedded proteins and De Novo protein design), and as may be adjusted from time to time (the "COMPANY'S BUSINESS") shall be the sole and exclusive property of Company in every territory in which Company conducts its business, whether directly or indirectly. Without derogating from the foregoing, Employee hereby irrevocably transfers and assigns to the Company for no consideration any and all such present and future patentable and unpatentable inventions, discoveries, ideas or applications, including but not limited to any intellectual property related rights to or in the same, which were invented, discovered, thought of, produced, developed or applied during the term of employment hereunder. In addition, without derogating from any of the foregoing provisions, the Employee, at the request and sole expense of Company, shall execute such documents and perform such acts as the Company or its counsel may deem necessary or advisable to irrevocably confer upon the Company for no consideration all rights in and title and interest to such invention, discovery or idea, and all patent

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application, patents and copyrights thereon, and to enable and assist the
Company in procuring, maintaining, enforcing and defending patents, copyrights and other applicable statutory protection on any such invention, discovery, idea or application which may be patentable or copyrightable.

      (b) Employee shall promptly disclose to the Company in such form and manner as the Company may reasonably require all inventions, systems, services and other information or data directly relating to the Company's Business conceived, originated, discovered or developed by the Employee hereunder and during the term hereof. It is understood that such information is proprietary in nature and shall (as between the Company and the Employee) be for the exclusive use and benefit of the Company. In addition, the Employee shall keep the Company informed on a regular basis of the progress of the Employee's research and development efforts hereunder.

9.    Secrecy and Nondisclosure

The Employee agrees to treat as secret and confidential all of the processes, methods, formulas, procedures, techniques, software, designs, data, drawings and other information which are not of public knowledge or record pertaining at any time to the Company's Business of which the Employee becomes aware. The Employee agrees not to disclose, use, publish, or in any other manner reveal, directly or indirectly, at any time during or after the term of this Agreement, without the prior written consent of the Company in each instance, any such processes, methods, formulas, procedures, techniques, software, designs, data, drawings and other information pertaining at any time to the Company's Business. The Company undertakes to establish a policy or general guidelines relating to the publication of scientific contributions by its employees which is intended to encourage such publication and, at the same time, provide for the Company with adequate protection of its intellectual property and proprietary rights. For the removal of doubt, the Employee shall, prior to releasing any scientific or like publication relating to the Company's proprietary information, present such proposed publication materials to the Company's Chief Executive Officer or any other person designated for such purpose by the Company's Chief Executive Officer for his/her approval for such publication. For the purposes of this
Section 9, the Company's proprietary information shall include but not be limited to information, in any form, obtained by the Employee for and on behalf of the Company in the fulfillment of his duties hereunder.

10.   Non-Competition

      (a) Employee agrees that, during the term of this Agreement, including any extensions thereto and for a period of eighteen (18) months thereafter, he will not directly or indirectly, for his own account or as an employee, officer, director, partner, joint venturer, shareholder, investor, consultant or otherwise (except as an investor in a corporation whose stock is publicly traded and in which Employee holds less than five (5%) percent of the outstanding shares):

            (i) in the following territories: Israel, U.S.A., Germany, Switzerland, the United Kingdom, France and Japan, interest himself in, be connected with or engage

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

in any projects, which are competitive with the Company's Business in which the Company is engaged or is actively pursuing engagement, during the term of this Agreement or following termination, or is proposed in writing by Company prior to the time of termination of this Agreement, unless otherwise specifically permitted under this Agreement;

            (ii) hire, engage or employ or solicit, contact or communicate with for the purposes of hiring, employing or engaging, any person who is then or was an employee and/or consultant of Company at any time within the twelve-month period immediately prior thereto.

      (b) The restrictions in subsection 10(a) shall not apply to any activities that are disclosed by Employee in advance to the Company, and are consented to in writing by the Company.

      (c) Notwithstanding anything contained in this Section 10 to the contrary, if the period of time or the geographical area specified under subsection 10(a) above should be determined to be unreasonable in any judicial proceeding, then the period of time and area of the restriction shall be reduced so that this Agreement may be enforced in such area during such period of time as shall be determined to be reasonable by such judicial proceeding.

11.   Representations of Employee

Employee hereby represents and warrants to Company that:

      (a) The execution and delivery of this Agreement and the fulfillment of the terms hereof (including any duties and obligations of or transactions executed by Employee hereunder) (i) do not and will not constitute a default under or conflict with any agreement or other instrument to which he is a party or by which he is bound, including but not limited under his agreement with the University of Tel Aviv, Israel, (ii) does not require the consent of any person or entity, or alternatively, that if it does not require the consent of any person or entity, that such consent has been obtained, in writing, prior to the execution of this Agreement, and (iii) do not and will not violate, interfere with or infringe upon, any rights of any other person or entity; and

      (b) This Agreement constitutes the valid and binding obligation of Employee enforceable against him in accordance with its terms subject to applicable bankruptcy, insolvency, moratorium and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless if enforcement is sought in a proceeding in equity or at law).

      (c) Employee acknowledges that his Position requires a special measure of personal trust, as defined in the Law of the Hours of Work, and Rest - 1951, and therefore, Employee shall not be entitled to any additional compensation for extra hours of work.

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12.   Representations of Company

Company hereby represents and warrants to Employee that:

      (a) The execution and delivery of this Agreement and the fulfillment of the terms hereof (i) will not constitute a default under or conflict with any agreement or other instrument to which Company is a party or by which it is bound, and (ii) does not require the consent of any person or entity; and

      (b) This Agreement constitutes the valid and binding obligation of Company enforceable against it in accordance with its terms subject to applicable insolvency, moratorium and similar laws affecting creditors' rights generally, and subject, as to enforceability, to general principles of equity (regardless if enforcement is sought in a proceeding in equity or at law).

13.   Miscellaneous

      13.1 Waiver. Failure by either party to insist upon compliance with any of the terms, covenants, or conditions hereof shall not be deemed a waiver of such term, covenant, or condition, nor shall any waiver or relinquishment of any right or power hereunder at any one time or more times be deemed a waiver or relinquishment of such right or power at any other time or times.

      13.2 Severability. The invalidity or non enforceability or any provision hereof shall in no way affect the validity or enforceability of any other provision. The parties to this Agreement agree and intend that this Agreement shall be enforced as fully as it may be enforced consistent with applicable statutes and rules of law.

      13.3 Benefit. Except as otherwise herein expressly provided, this Agreement shall inure to the benefit of and be binding upon Company, its successors and assigns, including, without limitation, any company which may acquire all or substantially all of Company's assets or business or with or into which Company may be consolidated or merged, and to the benefit of, and be binding upon, Employee, his heirs, executors, administrators and legal representatives. Notwithstanding the foregoing, the obligations of Employee hereunder shall not be assignable or delegable.

      13.4 Entire Agreement. This Agreement constitutes the entire understanding and agreement between the parties hereto, supersedes any and all prior discussions, agreements and correspondence with regard to the subject matter hereof, and may not be amended, modified or supplemented in any respect, except by a subsequent writing executed by both parties hereto. For the removal of doubt, if a conflict exists between the provisions of this Agreement relating to confidentiality and non-competition and any other agreement containing similar undertakings of the Employee, then the provisions of this Agreement shall prevail and supersede any such conflicting provisions.

      13.5 Taxes. From all payments made by the Company hereunder, all applicable taxes will be deducted.

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

      13.6 Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally of sent by facsimile or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or sent by facsimile transmission or, if mailed, five days after the date of deposit in the mail, as follows:

      (i)   if to Dr. Oren Becker
            [ADDRESS]

      (ii)  if to Company:
            12A Kibush Ha'voda Street
            Hertzeliya, Israel
            Attn: Dr. Silvia Noiman

Any party may, by notice given in accordance with this Section 13.6 to the other parties, designate another address or person for receipt of notices hereunder.

      13.7 Applicable Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Israel, without giving effect to principles of conflicts of law.

      13.8 Jurisdiction. The parties agree that the District Courts located in Tel Aviv shall have jurisdiction to settle any disputes that may arise out of or in connection with this Agreement and that, accordingly, any suit, action or proceeding arising out of or in connection with this Agreement may be brought in such courts.

      13.9 Counterparts. This Agreement may be executed in one or more counterparts but all such separate counterparts shall constitute but one and the same instrument; provided that, although executed in counterparts, the executed signature pages of each such counterparts may be affixed to a single copy of this Agreement as of the date first above written.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the first date written above.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

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

BIO-I.T. (BIO INFORMATION TECHNLOGIES) LTD.

/s/ HAIM AVIV
-----------------------
Name:
Title:

/s/ OREN BECKER
-----------------------
DR. OREN BECKER

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

TO:  BIO-IT (BIO INFORMATION TECHNOLOGIES) LTD.

FROM:  DR. OREN BECKER

                                                          Date: October 31, 2000

                                   UNDERTAKING

1. I, the undersigned, hereby agree and undertake to subject the 240,000 Ordinary Shares (the "SHARES") I hold in Bio-IT (Bio Information Technologies) Ltd. (the "COMPANY") to my continued services to the Company as an employee, such that if I do not complete four (4) years of service (the "TERM OF SERVICE") portions of my Shares will revert back to the Company or be transferred to the Repurchaser (as defined below), as applicable, according to the following provisions:

            (a) If at any time prior to the second anniversary of the Effective Date as defined in the Employment Agreement entered into between myself and the Company on October 31, 2000 (the "EMPLOYMENT AGREEMENT") I am no longer an employee of the Company, except for termination of my services by the Company without cause (as such term is defined in the Employment Agreement) ("TERMINATION WITHOUT CAUSE") then 180,000 of my Shares shall be transferred to the Repurchaser, as defined below, for no consideration; and

            (b) If at any time after the second anniversary but before the third anniversary of the Effective Date of the Employment Agreement I am no longer an employee of the Company, except for Termination Without Cause, then 120,000 of my Shares shall be transferred to the Repurchaser for no consideration; and

            (c) If at any time after the third anniversary but before the fourth anniversary of the Effective Date of the Employment Agreement I am no longer an employee of the Company, except for Termination Without Cause, then 60,000 of my Shares shall be transferred to the Repurchaser for no consideration; and

            (d) If on the fourth anniversary of the Effective Date of the Employment Agreement I am still an employee of the Company then the Repurchaser shall no longer be entitled to receive by way of transfer any portion of my Shares and if the Repurchaser is the Company, then it shall not be entitled to a reversion back to it of any portion of the Shares.

      The "REPURCHASER" shall mean the Company, if it so desires and to the extent it is permitted by law. Otherwise, Repurchaser shall mean such entity designated by the Company which shall hold such repurchased shares in escrow for future allocation to employees, directors and other service providers of the Company and/or any subsidiary thereof, under an approved Share Option Plan(s).

2.

            (a) In order to facilitate the repurchase and/or transfer of the shares as set forth above in an orderly fashion, I shall, simultaneously with the execution of this Undertaking, execute three
            (3) deeds of transfer of shares, in the form attached hereto as EXHIBIT A (the "DEEDS OF TRANSFER"). With these Deeds of Transfer I hereby irrevocably authorize the Company or any designee thereof to fill in the name of the transferee in these Deeds and to complete the transfer of Shares according thereto.

            (b) The number of Shares in each Deed of Transfer, during the period in which the Deeds of Transfer are held by KH, shall be subject to automatic adjustment (the "AUTOMATIC ADJUSTMENT") if the outstanding shares of the Company shall be changed or exchanged by declaration of a share dividend, share split, combination or exchange of shares, recapitalization, extraordinary dividend payable in shares of a corporation other than the Company, or otherwise in cash, or any other like event by or of the Company, and requiring that the number, class and kind of the Shares be adjusted (each an "ADJUSTMENT EVENT"). The mechanics of the Automatic Adjustment shall be as follows: if after the occurrence of an Adjustment Event any Deed(s) of Transfer shall be released to the Repurchaser according to the provisions of Section 1 above and the terms of the Escrow Agreement annexed hereto as EXHIBIT B, then the number of Shares that shall be transferred pursuant thereto shall be the number appearing in the Deed(s) of Transfer as adjusted to the Adjustment Event.

            (c) Becker hereby acknowledges and agrees that upon receipt of notice from the Company that an Adjustment Event has occurred, the Automatic Adjustment mechanism will operate, and that if the Repurchaser shall become entitled to any portion of the Shares following such Adjustment Event, then the Deed(s) of Transfer shall be deemed to cover the number of Shares stated therein as adjusted to such Adjustment Event.

            (d) Becker hereby further acknowledges and confirms that the Repurchaser shall be entitled to rely upon the Deed(s) of Transfer with the number of Shares as adjusted to an Adjustment Event. Becker agrees that the corporate records of the Company shall be conclusive evidence of an occurrence of any such Adjustment Event.

3.

            (a) The Deeds of Transfer shall be held in trust by K.H. Trustees Ltd., ("KH"). Upon receipt of notice from the Company of the occurrence of an event of termination of my employment, all in accordance with the provisions of Sections 1(a) through 1(c) above (the "COMPANY's INSTRUCTIONS NOTICE"), K.H. shall, within 3 business days of such notice, send me a copy of the Company's Instructions Notice ("KH's NOTICE"). Within 4 business days from the date of KH's Notice, KH shall release to the Company the applicable number of Deeds of Transfer (as adjusted to an Adjustment Event). The Company's Instructions Notice shall be final and binding upon KH or any successor thereof, unless I provide KH with an appropriate injuctive order, preventing such release to the Company, issued by a court of competent jurisdiction prior to the end of such 4 days' period.

            (b) Following the second anniversary of the Effective Date of the Employment Agreement, upon my written request to KH accompanied with a letter of confirmation from the Company to the effect that until such anniversary I was an employee of the Company, KH shall release one (1) Deed of Transfer (as adjusted to an Adjustment Event) to my possession.

            (c) Following the third anniversary of the Effective Date of the Employment Agreement, upon my written request to KH accompanied with a letter of confirmation from the Company to the effect that until such anniversary I was an employee of the Company, KH shall release one (1) Deed of Transfer (as adjusted to an Adjustment Event) to my possession, or two (2) such Deeds of Transfer (as adjusted to an Adjustment Event), provided however, that I did not previously request a release under sub-section (b) above.

            (d) Upon the fulfillment of the condition set forth in Section 1(d) above and upon my written request accompanied by a written confirmation by the Company to the effect that on the fourth anniversary of the Effective Date of the Employment Agreement I was an employee of the Company, KH shall return all three (3) Deeds of Transfer (as adjusted to an Adjustment Event) to my possession, provided however, that I did not previously request a release under sub-sections (b) and/or (c) above.

            (e) Upon my written request accompanied with a written confirmation from the Company to the effect that: (i) one of the events described in Sections 9.1 through 9.6 has occurred; and (ii) that until the occurrence of such event I was an employee of the Company, KH shall release to my possession any remaining Deeds of Transfer (as adjusted to an Adjustment Event) and that portion of my Shares shall no longer be subject to the repurchase or reversion right of the Repurchaser.

            (f) Upon the written request of the executor of my estate accompanied with: (i) a notarized copy of a death certificate issued upon my death; and (ii) a written confirmation from the Company to the effect that until my death I was an employee of the Company, KH shall release to the possession of such executor any remaining Deeds of Transfer (as adjusted to an Adjustment Event).

4. The Ordinary Shares that may be repurchased according to the provisions of this Undertaking shall confer upon their holder those rights attached to the Ordinary Shares of the Company, as set forth in the Company's Articles of Association as may be in effect from time to time.

5. In order to comply with the provisions of this Undertaking, with the exception of transfer of the Shares that are no longer subject to repurchase, I further undertake the following in addition to any other restrictions on the my Shares in any other agreements and/or documents:

            (a) Until the lapse of one (1) year following the Effective Date of the Employment Agreement, I shall not transfer, undertake to transfer, otherwise dispose of, pledge, charge or otherwise encumber (hereinafter a "DISPOSITION") 180,000 of my Shares (as adjusted an Adjustment Event); and

            (b) After the period set forth in sub-section (a) above and until the lapse of two (2) years following the Effective Date of the Employment Agreement, I shall not cause a Disposition of 120,000 of my Shares (as adjusted to an Adjustment Event); and

            (c) After the period set forth in sub-section (b) above and until the lapse of three (3) years following the Effective Date of the Employment Agreement, I shall not cause a Disposition of 60,000 of my Shares (as adjusted to an Adjustment Event).

            (d) I hereby further acknowledge and expressly agree that the share certificate(s) corresponding to the Shares (including any share certificate to be issued instead of or in addition to such shares as detailed in Section 3 above) may bear a legend indicating that such shares are subject to the restrictions provided for hereunder (the "RESTRICTIVE LEGEND"). Following the actual release to my possession of the Deeds of Transfer or any one of them, as applicable, upon delivery to the Company of my written request, I shall be entitled to have the Restrictive Legend removed from the share certificate issued to me by the Company, with respect to those Shares no longer subject to the repurchase right herein. In order to accomplish this I shall surrender my share certificate to the Company for its replacement with a new share certificate(s), not bearing the Restrictive Legend. Notwithstanding the foregoing, the new share certificate(s) will continue to bear the following legend:

      "The Shares represented by this certificate, have not been registered under the Securities Act of 1933 or under the securities laws of any state. These shares have been acquired for investment and not with a view to distribution or resale, and may not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement for such shares under the Securities Act of 1933 and such state securities laws as maybe applicable or the delivery to BIO-IT (BIO INFORMATION TECHNOLOGIES) LTD. of an opinion of counsel, reasonably acceptable to it, to the effect that registration is not required under such Act or such state securities laws.

      The foregoing restrictions terminate when the shares may be freely transferred without restriction under Rule 144, under the Securities Act of 1933, or any successor thereto, and may be disregarded thereafter.

      The sale or transfer of the securities represented by this certificate is subject to the terms and conditions of a certain Shareholders Agreement dated _____________ and certain schedules thereto, by and among the holder hereof and other shareholders of the Company. Copies of such agreement and schedules may be obtained upon written request to the Company's Secretary".

6. I hereby represent and warrant to the Repurchaser that the portion of the Shares subject to repurchase in accordance with this Undertaking, when transferred to the Repurchaser shall be free of any lien, encumbrance and/or any right or obligation which may limit the right of the Repurchaser in such Shares.

7. Notwithstanding the above, I reserve the right to transfer any portion of my Shares to a Permitted Transferee (as such term is defined in the Company's Articles of Association, as same may be amended from time to time), provided that any such transferee shall undertake, in writing, to fully comply with the provisions of this Undertaking, and shall, upon such transfer to such transferee and as a condition precedent to its validity, execute appropriate Deed(s) of Transfer, mutatis mutandis.

8. I hereby agree that I shall have no rights of a shareholder or otherwise have any rights with respect to those Shares that have been repurchased, or if the Repurchaser is the Company, then with respect to the Shares that have reverted back to the Company, all in accordance with the provisions set forth above. Subject to the restrictions appearing in this undertaking, the Company's Articles of Association, or any other agreement to which I am a party, I reserve all rights of a shareholder of the Company with respect to those Shares that have not been repurchased or have not reverted back to the Company, as applicable.

9. Notwithstanding anything to the contrary herein, upon the occurrence of any one of the following events prior to the end of the Term of Service and provided that until the occurrence of any such event I am an employee of the Company, the Shares shall no longer be subject to the repurchase/reversion provisions set forth above and the Repurchaser or the Company, as applicable, shall thereafter have no right to have such Shares revert back or transferred to it:

      9.1 upon the consummation of a merger of the Company into another entity where the Company is not the surviving entity of the merger transaction;

      9.2 upon the consummation of an acquisition of all or substantially all of the Company's assets;

      9.3 upon the consummation of an acquisition of all or substantially all of the Company's securities, except where the acquirer is at the time of such acquisition a 25% or more shareholder in the Company;

      9.4   upon my disability as such term is defined in the Employment
            Agreement;

      9.5 upon the consummation of the Company's initial public offering of its securities to the public; and

      9.6   upon Termination Without Cause; and

      9.7   upon my death.

10. In connection with the deposit of the Deeds of Transfer with KH, both the Company and myself will execute a form of escrow agreement with KH, in the form attached hereto as EXHIBIT B (the "ESCROW AGREEMENT"). The Escrow Agreement shall be executed simultaneously with the execution of this Undertaking.

IN WITNESS WHEREOF, I have executed this undertaking as of October 31, 2000.

DR. OREN BECKER


--------------------

Witness to Signature

Name: __________________________________

Date: __________________________________

Signature: _____________________________

We the undersigned, accept and acknowledge the terms of this Undertaking.

BIO-IT (BIO INFORMATION TECHNOLOGIES) LTD.

_______________________
By:
Title:

                                    EXHIBIT A

                           Deed of Transfer of Shares

I, Dr. Oren Becker, holder of Israeli identity card number _________________________ (the "TRANSFEROR") does hereby transfer to
_________________, holder of _______________ (the "TRANSFEREE"), 60,000 Ordinary
Shares of nominal value NIS 0.01 each and as adjusted to an Adjustment Event (as such term is defined in the Undertaking to which this deed constitutes an exhibit), of BIO-IT (BIO INFORMATION TECHNOLOGIES) LTD. (the "COMPANY"), to be held by the Transferee, its executors, administrators, and assigns, subject to the conditions on which the Transferor held the shares at the time this document was signed, and the Transferee agrees to accept the shares on these terms.

IN WITNESS WHEREOF we hereby sign on __________ of _________, __________.


--------------------------                      ________________________________
Dr. Oren Becker                                 [Transferee]

Witness to signature:                           Witness to signature:
_________________________________               ________________________________
Name: ___________________________               Name: __________________________

                                    EXHIBIT B

                                ESCROW AGREEMENT

Entered into this 31st day of October, 2000 by and between K.H. TRUSTEES LTD., an Israeli company whose address is 30 Kalisher Street, Tel-Aviv, Israel (the "TRUSTEE"), BIO-IT (BIO INFORMATION TECHNOLOGIES) LTD. a company whose address is 12A Kibush Ha'voda Street, Hertzeliya, Israel (the "COMPANY") and DR. OREN BECKER, whose address is [ADDRESS] ("BECKER").

                                   WITNESSETH

WHEREAS Becker and the Company intend that the Trustee hold certain deeds of transfer of shares in trust in accordance with the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the undertakings and premises herein, the parties hereto hereby agree as follows:

1.    GENERAL

All terms not defined herein shall have the meanings ascribed to them in the Undertaking to which this Agreement constitutes an exhibit (the "UNDERTAKING") or the Employment Agreement between Becker and the Company dated as of October 31, 2000 (the "EMPLOYMENT AGREEMENT").

2.    ESCROW AND RELEASE FROM ESCROW

      2.1 By execution of this Escrow Agreement, the Company and Becker, and their respective successors and assigns, hereby irrevocably appoint the Trustee to act in accordance with the provisions of this Agreement.

      2.2 Simultaneously with the execution of this Agreement, Becker shall execute three Deeds of Transfer of shares in accordance with the provisions of the Undertaking. Immediately following their execution, Becker shall deposit these Deeds of Transfer with the Trustee to be held in escrow until their release in accordance with the provisions of the Undertaking and this Agreement.

      2.3

            (a) Upon the receipt of written notice from the Company of occurrence of any one of the events described in Sections 1(a) through I (c) of the Undertaking (the "COMPANY'S INSTRUCTIONS NOTICE") the Trustee shall, within three (3) business days of such notice, send Becker a copy of the Company's Instructions Notice (the "TRUSTEE'S NOTICE"). Within four (4) business days from the date of the Trustee's Notice, Becker hereby irrevocably instructs the Trustee to release to Company Deed(s) of Transfer as follows, unless prior to end of such 4 days' period Becker provides the Trustee (with a copy to the Company) of an appropriate injuctive order preventing such release, issued by a court of competent jurisdiction:

            (i) If said notice is issued in connection with Section 1(a) of the Undertaking then the Trustee is hereby instructed to release to the Company all three (3) Deeds of Transfer, for an aggregate of 180, 000 Ordinary Shares of the Company (as adjusted to an Adjustment Event).

            (ii) If said notice is issued in connection with Section I(b) of the Undertaking then the Trustee is hereby instructed to release to the Company two (2) Deeds of Transfer, for an aggregate of 120,000 Ordinary Shares of the Company (as adjusted to an Adjustment Event).

            (iii) If said notice is issued in connection with Section 1(c) of the Undertaking then the Trustee is hereby instructed to release to the Company one (1) Deed of Transfer, for an aggregate of 60,000 Ordinary Shares of the Company (as adjusted to an Adjustment Event).

            (b) Unless the Deed(s) of Transfer have been released to the Company in accordance with the provisions of the Undertaking or sub-section
            (a) above, the Trustee may release the Deed(s) of Transfer to Becker's possession in accordance with the following provisions:

            (i) Following the second anniversary of the Effective Date of the Employment Agreement, upon receipt of Becker's written request accompanied by a letter of confirmation from the Company to the effect that Becker was employed by the Company on such anniversary, the Trustee shall release to Becker one (1) Deed of Transfer.

            (ii) Following the third anniversary of the Effective Date of the Employment Agreement, upon receipt of Becker's written request accompanied by a letter of confirmation from the Company to the effect that Becker was employed by the Company on such anniversary, the Trustee shall release to Becker one (1) Deed of Transfer, or two
            (2) Deeds of Transfer, provided however, that Becker did not previously request a release under sub-section (b)(i) above.

            (c) Upon receipt of a written request from Becker accompanied by a written confirmation from the Company to the effect that on the fourth anniversary of the Effective Date of the Employment Agreement Becker was an employee of the Company, the Trustee shall release all three (3) Deeds of Transfer to Becker's possession, provided however, that Becker did not previously request a release under sub-sections (b)(i) and/or (b)(ii) above.

            (d) Upon receipt from Becker of a written request accompanied by a written confirmation from the Company to the effect that: (i) one of the events described in Sections 9.1 through 9.6 of the Undertaking has occurred; and (ii) that until the occurrence of any such event Becker was an Employee of the Company, the Trustee shall release to Becker's possession any remaining Deeds of Transfer not previously released.

            (e) Upon the written request of the executor of Becker's estate accompanied with: (i) a notarized copy of a death certificate issued upon Becker's death; and (ii) written confirmation from the Company to the effect that until Becker's death he was an employee of the Company, the Trustee shall release to the possession of such executor any remaining Deeds of Transfer.

            (f) Becker hereby acknowledges, upon receipt of notice from the Company that an Adjustment Event has occurred during the term of this Escrow Agreement, the Trustee shall be entitled to rely on such notice and that the Automatic Adjustment mechanism shall become effective as to the number of Shares covered by the Deed(s) of Transfer.

3.    LIMITATIONS AS TO TRUSTEE

      3.1 This Escrow Agreement sets forth all the duties of the Trustee with respect to any and all matters relevant to the Deeds of Transfer. The Trustee shall have no duty to make independent inquiries of the truth of the contents of any notice issued by the parties. The Trustee shall be entitled to rely, without further investigation, on any such notice and the identity and authority of the person signing such notice.

      3.2 Both the Company and Becker hereby waive any and all claims and/or causes of action against the Trustee arising out of or related to this Escrow Agreement, including but not limited to the Trustee's right to rely on the Company's notice that an Adjustment Event has occurred, except such as are arising out of the Trustee's gross negligence or willful misconduct. In addition, the Company and Becker agree to indemnify and hold the Trustee harmless from and against any and all liabilities and costs of any kind caused by the Company and/or Becker and arising out of or in connection with this Escrow Agreement except for the Trustee's gross negligence or willful misconduct. The provisions of this Article 3.2 shall survive termination of this Agreement.

4.    MISCELLANEOUS

      4.1 All notices hereunder shall be sent to the parties at the respective addresses set forth above by facsimile with written confirmation by mail or by hard copy original sent by registered mail, return receipt requested, or such other address as is notified to the parties in writing. In any event all notices received by the Trustee from Becker shall be delivered to the Company and all notices received by the Trustee from the Company shall be delivered to Becker.

      4.2 This Escrow Agreement shall be construed in accordance with the laws of the State of Israel and the courts of Tel-Aviv shall have full and exclusive subject matter jurisdiction and full and exclusive personal jurisdiction over the parties in connection with any claim, dispute or controversy arising out of this Agreement.

      4.3 This Escrow Agreement may only be modified by a written instrument signed by all of the parties hereto. No waiver hereunder shall be effective unless in writing signed by the party to be charged.

      4.4 This Escrow Agreement shall terminate under upon the release of all three (3) Deeds of Transfer to the Company or Becker, as applicable, in accordance with the provisions hereof.

IN WITNESS WHEREOF, the parties have executed this Escrow Agreement as of the date first above written.

K.H. TRUSTEES LTD.                    BIO-IT (BIO INFORMATION TECHNOLOGIES) LTD.



-----------------------                                  _______________________
By:                                                      By:
Title:                                                   Title:

DR. OREN BECKER

_______________________

                  BIO-I.T. (BIO INFORMATION TECHNOLOGIES) LTD.

                          AMENDED EMPLOYMENT AGREEMENT

                                      WITH

                                 DR. OREN BECKER

AMENDMENT dated as of April 3, 2001, between Dr. Oren Becker (the "EMPLOYEE"), whose address is [ADDRESS], and BIO-I.T. (BIO INFORMATION TECHNOLOGIES) LTD. (the "COMPANY"), a corporation incorporated under the laws of the State of Israel, having its address at Beit Shap, 3 Hayetzirah Street, Ramat Gan, Israel.

                                   WITNESSETH

WHEREAS the parties entered into an employment agreement dated as of October 31, 2000 (the "Original Employment Agreement"); and

WHEREAS the parties desire to amend certain provisions of the Original Employment Agreement and/or the exhibits attached thereto and the undertaking in connection therewith, all in accordance with the terms of this Amendment.

NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter contained, the parties hereto agree to as follows:

1.    Effect of Employment Agreement

Except as expressly set forth herein the Original Employment Agreement remains in full force and effect and is not amended, altered or modified.

2.    Section 13.6 Notices, is modified to provide as follows:

            "Notices. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally or sent by facsimile or sent by certified, registered or express mail, postage prepaid. Any such notice shall be deemed given when so delivered personally or sent by facsimile transmission or, if mailed, five days after the date of deposit in the mail, as follows:

                  (i)   if to Dr. Oren Becker
                        [ADDRESS]

                  (ii)  if to Company:
                        3 Hayetzirah Street
                        Ramat Gan, Israel

      Any party may, by notice given in accordance with this Section 13.6 to the other parties, designate another address or person for receipt of notices hereunder."

3. Counterparts. This Amendment may be executed in one or more counterparts but all such separate counterparts shall constitute but one and the same instrument; provided that, although executed in counterparts, the executed signature pages of each such counterparts may be affixed to a single copy of this Amendment as of the date first above written.

4. The Undertaking referenced in Section 7 to the Original Employment Agreement and attached thereto as EXHIBIT A is modified in the entirety to be in the form attached hereto as ANNEX 4 (the "Amended Undertaking").

5. The Escrow Agreement referenced in Section 7 to the Original Employment Agreement is modified to be in the form attached hereto as ANNEX 5 (the "Amended Escrow Agreement").

IN WITNESS WHEREOF, the parties have executed this Amendment as of the first date written above.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Amended Employment Agreement as of the date written above.

BIO-I.T. (BIO INFORMATION TECHNOLOGIES) LTD.

   /s/ CHEN SCHOR
--------------------------------
Name: Chen Schor
Title:

   /s/ OREN BECKER
--------------------------------
DR. OREN BECKER

TO: BIO-IT (BIO INFORMATION TECHNOLOGIES) LTD. ANNEX 4

FROM: DR. OREN BECKER                                        DATE: April 3, 2001

                               AMENDED UNDERTAKING

1. I, the undersigned, hereby agree and undertake to subject the 240,000 Ordinary Shares (the "SHARES") I hold in Bio-IT (Bio Information Technologies, Ltd. (the "COMPANY") to my continued services to the Company as an employee, such that if I do not complete four (4) years of service (the "TERM OF SERVICE") portions of my Shares will revert back to the Company or be transferred to the Repurchaser (as defined below), as applicable, according to the following provisions:

      (a) If at any time prior to the second anniversary of the Effective Date as defined in the Employment Agreement entered into between myself and the Company on October 31, 2000 (the "ORIGINAL EMPLOYMENT AGREEMENT"), as amended on April 3, 2001 (the "AMENDMENT" and together with the Original Employment Agreement, the "EMPLOYMENT AGREEMENT") I am no longer an employee of the Company, except for termination of my services by the Company without cause (as such term is defined in the Employment Agreement) ("TERMINATION WITHOUT CAUSE") then 180,000 of my Shares shall be transferred to the Repurchaser, as defined below, for no consideration; and

      (b) If at any time after the second anniversary but before the fourth anniversary of the Effective Date of the Employment Agreement I am no longer an employee of the Company, except for Termination Without Cause, then for each three month period remaining between the date on which I cease to be an employee of the Company and the fourth anniversary of the Effective Date of the Employment Agreement 15,000 of my Shares shall be transferred to the Repurchaser for no consideration; and

      (c)   [intentionally deleted]; and

      (d) If on the fourth anniversary of the Effective Date of the Employment Agreement I am still an employee of the Company then the Repurchaser shall no longer be entitled to receive by way of transfer any portion of my Shares and if the Repurchaser is the Company, then it shall not be entitled to a reversion back to it of any portion of the Shares.

      The "REPURCHASER" shall mean the Company, if it so desires and to the extent it is permitted by law. Otherwise, Repurchaser shall mean such entity designated by the Company which shall hold such repurchased shares in escrow for future allocation to employees, directors and other service providers of the Company and/or any subsidiary thereof, under an approved Share Option Plan(s).

2. (a) In order to facilitate the repurchase and/or transfer of the shares as set forth above in an ordinary fashion, I shall, simultaneously with the execution of this Amended Undertaking, confirm that two (2) deeds of transfer of shares, in the form attached hereto as EXHIBIT A (the "DEEDS OF TRANSFER") executed by me in connection with Sections 1(b) (for 120,000 Shares) and 1(c) (for 60,000 Shares) of the original Undertaking were returned to me marked cancelled; and that I executed eight (8) new Deeds of Transfer (each for 15,000 Shares) in connection with Section 1(b) of this Amended Undertaking. With these Deeds of Transfer I hereby irrevocably authorize the Company or any designee thereof to fill in the name of the transferee in these Deeds and to complete the transfer of Shares according thereto.

      (b) The number of Shares in each Deed of Transfer, during the period in which the Deeds of Transfer are held by KH, shall be subject to automatic adjustment (the "AUTOMATIC ADJUSTMENT") if the outstanding shares of the Company shall be changed or exchanged by declaration of a share dividend, share split, combination or exchange of shares, recapitalization, extraordinary dividend payable in shares of a corporation other than the Company, or otherwise in cash, or any other like event by or of the Company, and requiring that the number, class and kind of the Shares be adjusted (each an "ADJUSTMENT EVENT"). The mechanics of the Automatic Adjustment shall be as follows: if after the occurrence of an Adjustment Event any Deed(s) of Transfer shall be released to the Repurchaser according to the provisions of Section 1 above and the terms of the Amended Escrow Agreement annexed to the Amendment as ANNEX 5, then the number of Shares that shall be transferred pursuant thereto shall be the number appearing in the Deed(s) of Transfer as adjusted to the Adjustment Event.

      (c) Becker hereby acknowledges and agrees that upon receipt of notice from the Company that an Adjustment Event has occurred, the Automatic Adjustment mechanism will operate, and that if the Repurchaser shall become entitled to any portion of the Shares following such Adjustment Event, then the Deed(s) of Transfer shall be deemed to cover the number of Shares stated therein as adjusted to such Adjustment Event.

      (d) Becker hereby further acknowledges and confirms that the Repurchaser shall be entitled to rely upon the Deed(s) of Transfer with the number of Shares as adjusted to an Adjustment Event, Becker agrees that the corporate records of the Company shall be conclusive evidence of an occurrence of any such Adjustment Event.

3. (a) The Deeds of Transfer shall be held in trust by K.H. Trustees Ltd., ("KH"). Upon receipt of notice from the Company of the occurrence of an event of termination above (the "COMPANY'S INSTRUCTIONS NOTICE"), K.H. shall, within 3 business days of such notice, send me a copy of the Company's Instructions Notice ("KH's NOTICE"). Within 4 business days from the date of KH's Notice, KH shall release to the Company the applicable number of Deeds of Transfer (as adjusted to an Adjustment Event). The Company's Instructions Notice shall be final and binding upon KH or any successor thereof, unless I provide KH with an appropriate injunctive order, preventing such release to the Company, issued by a court of competent jurisdiction prior to the end of such 4 days' period.

      (b) Following the second anniversary of the Effective Date of the Employment Agreement, upon my written request to KH accompanied with a letter of confirmation from the Company to the effect that until such anniversary I was an employee of the Company, KH shall release the first Deed of Transfer (for 180,000 Shares as adjusted to an Adjustment Event) to my possession.

      (c) Following the second anniversary of the Effective Date of the Employment Agreement, upon my written request to KH accompanied with a letter of confirmation from the Company to the effect that following such anniversary I was an employee of the Company for a successive period of three (3) months or any successive three (3) month period thereafter (i.e., three (3), six (6), nine (9), twelve (12), fifteen (15), eighteen
      (18), twenty-one (21) and/or twenty-four (24) months after the second anniversary of the Effective Date of the Employment Agreement), KH shall release one (1) Deed of Transfer (for 15,000 Shares as adjusted to an Adjustment Event) for each such three month period to my possession, as well as the first Deed of Transfer (for 180,000 Shares as adjusted to an Adjustment Event, provided however, that I did not previously request a release under the sub-section (b) above.

      (d) Upon the fulfillment of the condition set forth in Section 1(d) above and upon my written request accompanied by a written confirmation by the Company to the effect that on the fourth anniversary of the Effective Date of the Employment Agreement I was an employee of the Company, KH shall return all nine (9) Deeds of Transfer (as adjusted to an Adjustment Event) to my possession, provided however, that I did not previously request a release under sub-sections (b) and/or (c) above.

      (e) Upon my written request accompanied with a written confirmation from the Company to the effect that: (i) one of the events described in Sections 9.1 through 9.6 has occurred; and (ii) that until the occurrence of such event I was an employee of the Company, KH shall release to my possession any remaining Deeds of Transfer (as adjusted to an Adjustment Event) and that portion of my Shares shall no longer be subject to the repurchase or reversion right of the Repurchaser.

      (f) Upon the written request of the executor of my estate accompanied with: (i) a notarized copy of a death certificate issued upon my death; and (ii) written confirmation from the Company to the effect that until my death I was an employee of the Company, KH shall release to the possession of such executor any remaining Deeds of Transfer (as adjusted to an Adjustment Event).

4. The Ordinary Shares that may be repurchased according to the provisions of this Undertaking shall confer upon their holder those rights attached to the Ordinary

      Shares of the Company, as set forth in the Company's Articles of Association as may be in effect from time to time.

5. In order to comply with the provisions of this Undertaking, with the exception of transfer of the Shares that are no longer subject to repurchase, I further undertake the following in addition to any other restrictions on the my Shares in any other agreements and/or documents:

      (a) Until the lapse of one (1) year following the Effective Date of the Employment Agreement, I shall not transfer, undertake to transfer, otherwise dispose of, pledge, charge or otherwise encumber (hereinafter a "DISPOSITION") 180,000 of my Shares (as adjusted to an Adjustment Event); and

      (b) After the period set forth in sub-section (a) above and until the lapse of two (2) years following the Effective Date of the Employment Agreement, I shall not cause a Disposition of 120,000 of my Shares (as adjusted to an Adjustment Event); and

      (c) After the period set forth in sub-section (b) above and until the lapse of three (3) years following the Effective Date of the Employment Agreement, I shall not cause a Disposition of 60,000 of my Shares (as adjusted to an Adjustment Event).

      (d) I hereby further acknowledge and expressly agree that the share certificate(s) corresponding to the Shares (including any share certificate to be issued instead of or in addition to such shares as detailed in Section 3 above) may bear a legend indicating that such shares are subject to the restrictions provided for hereunder (the "RESTRICTIVE LEGEND"). Following the actual release to my possession of the Deeds of Transfer or any one of them, as applicable, upon delivery to the Company of my written request, I shall be entitled to have the Restrictive Legend removed from the share certificate issued to me by the Company, with respect to those Shares no longer subject to the repurchase right herein. In order to accomplish this I shall surrender my share certificate to the Company for its replacement with a new share certificate(s), not bearing the Restrictive Legend. Notwithstanding the foregoing, the new share certificate(s) will continue to bear the following legend:

            "The Shares represented by this certificate, have not been registered under the Securities Act of 1933 or under the securities laws of any state. These shares have been acquired for investment and not with a view to distribution or resale, and may not be sold, transferred, pledged or hypothecated in the absence of an effective registration statement for such shares under the Securities Act of 1933 and such state securities laws as maybe applicable or the delivery to BIO-IT (BIO INFORMATION TECHNOLOGIES) LTD. of an opinion of counsel, reasonably acceptable to it, to the effect that registration is not required under such Act or such state securities laws.

            The foregoing restrictions terminate when the shares may be freely transferred without restriction under Rule 144, under the Securities Act of 1933, or any successor thereto, and may be disregarded thereafter.

            The sale or transfer of the securities represented by this certificate is subject to the terms and conditions of a certain Shareholders Agreement dated __________________ and certain schedules thereto, by and among the holder hereof and other shareholders of the Company. Copies of such agreement and schedules may be obtained upon written request to the Company's Secretary."

6. I hereby represent and warrant to the Repurchaser that the portion of the Shares subject to repurchase in accordance with this Undertaking, when transferred to the Repurchaser shall be free of any lien, encumbrance and/or any right or obligation which may limit the right of the Repurchaser in such Shares.

7. Notwithstanding the above, I reserve the right to transfer any portion of my Shares to a Permitted Transferee (as such term is defined in the Company's Articles of Association, as same may be amended from time to time), provided that any such transferee shall undertake, in writing, to fully comply with the provisions of this Undertaking, and shall, upon such transfer to such transferee and as a condition precedent to its validity, execute appropriate Deed(s) of Transfer, mutatis mutandis.

8. I hereby agree that I shall have no rights of a shareholder or otherwise have any rights with respect to those Shares that have been repurchased, or if the Repurchaser is the Company, then with respect to the Shares that have reverted back to the Company, all in accordance with the provisions set forth above. Subject to the restrictions appearing in this undertaking, the Company's Articles of Association, or any other agreement to which I am a party, I reserve all rights of a shareholder of the Company with respect to those Shares that have not been repurchased or have not reverted back to the Company, as applicable.

9. Notwithstanding anything to the contrary herein, upon the occurrence of any one of the following events prior to the end of the Term of Service and provided that until the occurrence of any such event I am an employee of the Company, the Shares shall no longer be subject to the repurchase/reversion provisions set forth above and the Repurchaser or the Company, as applicable, shall thereafter have no right to have such Shares revert back or transferred to it:

      9.1 upon the consumption of a merger of the Company into another entity where the Company is not the surviving entity of the merger transaction;

      9.2 upon the consummation of an acquisition of all or substantially all of the Company's assets;

      9.3 upon the consummation of an acquisition of all or substantially all of the Company's securities, except where the acquirer is at the time of such acquisition a 25% or more shareholder in the Company;

      9.4   upon my disability as such term is defined in the Employment
            Agreement;

      9.5 upon the consummation of the Company's initial public offering of its securities to the public; and

      9.6   upon Termination Without Cause; and

      9.7   upon my death.

10. In connection with the deposit of the Deeds of Transfer with KH, both the Company and myself will execute a form of amended escrow agreement with KH, in the form attached to the Amendment as ANNEX 5 (the "AMENDED ESCROW AGREEMENT"). The Amended Escrow Agreement shall be executed simultaneously with the execution of this Amended Undertaking.

IN WITNESS WHEREOF, I have executed this amended undertaking as of the date written above.

DR. OREN BECKER

____________________________

Witness to Signature

Name:_____________________

Date:______________________

Signature:_____________________

We the undersigned, accept and acknowledge the terms of this Amended
Undertaking.

BIO-IT (BIO INFORMATION TECHNOLOGIES) LTD.

____________________________
By:
Title:

                                    EXHIBIT A

                           Deed of Transfer of Shares

I, Dr. Oren Becker, holder of Israeli identity card number ___________________ (the "TRANSFEROR") does hereby transfer to _______________, holder of __________ (the "TRANSFEREE"), 15,000 Ordinary Shares of nominal value NIS 0.01 each and as adjusted to an Adjustment Event (as such term is defined in the Undertaking to which this deed constitutes an exhibit), of BIO-IT (BIO INFORMATION TECHNOLOGIES) LTD. (the "COMPANY"), to be held by the Transferee, its executors, administrators, and assigns, subject to the conditions on which the Transferor held the shares at the time this document was signed, and the Transferee agrees to accept the shares on these terms.

IN WITNESS WHEREOF we hereby sign on _____ of ______, _____.

____________________________                        ____________________________
Dr. Oren Becker                                     [Transferee]

Witness to signature:                               Witness to signature:

____________________________                        ____________________________
Name:_______________________                        Name: ______________________

                                                                         ANNEX 5

                            AMENDED ESCROW AGREEMENT

Entered into this 3 day of April, 2001 by and between K.H. TRUSTEES LTD., an Israeli company whose address is 30 Kalisher Street, Tel-Aviv, Israel (the "TRUSTEE"), BIO-IT (BIO INFORMATION TECHNOLOGIES) LTD., a company whose address is Beit Shap, 3 Hayetzirah Street, Ramat Gan, Israel (the "COMPANY") and DR. OREN BECKER, whose address is [ADDRESS] ("BECKER").

                                   WITNESSETH

WHEREAS the parties entered into an Escrow Agreement on October 31, 2000 (the "ORIGINAL ESCROW AGREEMENT") in connection with an Employment Agreement of the same date between Becker and the Company (the "ORIGINAL EMPLOYMENT AGREEMENT"); and

WHEREAS Becker and the Company entered into an Amendment to the Employment Agreement (the "AMENDED EMPLOYMENT AGREEMENT") as the date of this Amended Escrow Agreement and in connection with such Amendment, Becker and the Company intend that the Trustee hold certain deeds of transfer of shares in trust in accordance with the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the undertakings and premises herein, the parties hereto hereby agree to follows:

1.    GENERAL

The Original Escrow Agreement together with this Amended Escrow Agreement may be referred to as the "ESCROW AGREEMENT". The Original Employment Agreement together with the Amended Employment Agreement may be referred to as the Employment Agreement. All terms not defined herein shall have the meanings ascribed to them in the Amended Undertaking which constitutes an annex to the Amended Employment Agreement (the "AMENDED UNDERTAKING") or the Employment Agreement. Except as expressly set forth herein the Original Escrow Agreement remains in full force and effect and is not amended, altered or modified.

SECTION 2 OF THE ORIGINAL ESCROW AGREEMENT SHALL BE REPLACED BY THE FOLLOWING:

2.    ESCROW AND RELEASE FROM ESCROW

2.1 By execution of this Amended Escrow Agreement, the Company and Becker, and their respective successors and assigns, hereby irrevocably appoint the Trustee to act in accordance with the provisions of the Escrow Agreement.

2.2 Simultaneously with the execution of this Amended Escrow Agreement, Trustee shall deliver to Becker two (2) Deeds of Transfer executed by Becker in connection with Sections 1(b) (for 120,000 Shares) and 1(c) (for 60,000 Shares) of the original Undertaking (which was an exhibit to the Original Employment Agreement) marked cancelled. Furthermore, simultaneously with the execution of this Amended Escrow Agreement, Becker shall execute eight (8) Deeds of Transfer of shares (each for 15,000 Shares) in connection with Section 1(b) of the Amended Undertaking. Immediately following their execution, Becker shall deposit these Deeds of Transfer with the Trustee to be held in escrow until their release in accordance with the provisions of the Amended Undertaking and this Amended Escrow Agreement.

2.3 (a) Upon the receipt of written notice from the Company of occurrence of any one of the events described in Sections 1(a) through 1(c) of the Amended Undertaking (the "COMPANY'S INSTRUCTIONS NOTICE") the Trustee shall, within three (3) business days of such notice, send Becker a copy of the Company's Instructions Notice (the "TRUSTEE'S NOTICE"). Within four (4) business days from the date of the Trustee's Notice, Becker hereby irrevocably instructs the Trustee to release to Company Deed(s) of Transfer as follows, unless prior to the end of such 4 days' period Becker provides the Trustee (with a copy to the Company) of any appropriate injunctive order preventing such release, issued by a court of competent jurisdiction:

            (i) If said notice is issued in connection with Section 1(a) of the Amended Undertaking then the Trustee is hereby instructed to release to the Company all nine (9) Deeds of Transfer for an aggregate of 180,000 Ordinary Shares of the Company (as adjusted to an Adjustment Event).

            (ii) If said notice is issued in connection with Section 1(b) of the Amended Undertaking then the Trustee is hereby instructed to release to the Company such number of Deeds of Transfer, representing the number of three month periods remaining between the date of termination of employment and the fourth anniversary of the Effective Date of the Employment Agreement (each such Deed of Transfer for an aggregate of 15,000 Ordinary Shares of the Company (as adjusted to an Adjustment Event).

      (b) Unless the Deed(s) of Transfer have been released to the Company in accordance with the provisions of the Undertaking or sub-section (a) above, the Trustee may release the Deed(s) of Transfer to Becker's possession in accordance with the following provisions:

            (i) Following the second anniversary of the Effective Date of the Employment Agreement, upon receipt of Becker's written request accompanied by a letter of confirmation from the Company to the effect that Becker was employed by the Company on such anniversary, the Trustee shall release to Becker the first Deed of Transfer (for 180,000 Shares as adjusted to an Adjustment Event).

            (ii) Following the second anniversary of the Effective Date of the Employment Agreement, upon receipt of Becker's written request accompanied by a letter of confirmation from the Company to the effect that Becker was employed by the Company on such anniversary for a successive period of three (3) months or any successive three (3) month period thereafter (i.e., three (3), six (6), nine (9), twelve (12), fifteen (15), eighteen
      (18), twenty-one (21) and/or twenty-four (24) months after the second anniversary of the Effective Date of the Employment Agreement), KH shall release one (1) Deed of Transfer (for 15,000 Shares as adjusted to an Adjustment Event) for each such three month period to Becker, as well as the such first Deed of Transfer (for 180,000 Shares as adjusted to an Adjustment Event), provided however, that Becker did not previously request a release under sub-section (b)(i) above.

      (c) Upon receipt of a written request from Becker accompanied by a written confirmation from the Company to the effect that on the fourth anniversary of the Effective Date of the Employment Agreement Becker was an employee of the Company, the Trustee shall release all nine (9) Deeds of Transfer to Becker's possession, provided however, that Becker did not previously request a release under sub-sections (b)(i) and/or (b)(ii) above.

      (d) Upon receipt from Becker of a written request accompanied by a written confirmation from the Company to the effect that: (i) one of the events described in Sections 9.1 through 9.6 of the Undertaking has occurred; and (ii) that until the occurrence of any such event Becker was an Employee of the Company, the Trustee shall release to Becker's possession any remaining Deeds of Transfer not previously released.

      (e) Upon the written request of the executor of Becker's estate accompanied with : (i) a notarized copy of a death certificate issued upon Becker's death; and (ii) written confirmation from the Company to the effect that until Becker's death she was an employee of the Company, the Trustee shall release to the possession of such executor any remaining Deeds of Transfer.

      (f) Becker hereby acknowledges, upon receipt of notice from the Company that an Adjustment Event has occurred during the term of this Escrow Agreement, the Trustee shall be entitled to rely on such notice and that the Automatic Adjustment mechanism shall become effective as to the number of Shares covered by the Deed(s) of Transfer.

4.    AMENDMENT OF SECTION 4.4 IN THE MISCELLANEOUS SECTION

Section 4.4 of the Original Escrow Agreement shall be amended as follows:

"4.4 This Escrow Agreement shall terminate under upon the release of all nine
(9) Deeds of Transfer to the Company or Becker, as applicable, in accordance with the provisions hereof."

5.    COUNTERPARTS

This Amendment may be executed in one or more counterparts but all such separate counterparts shall constitute but one and the same instrument; provided that, although executed in counterparts, the executed signature pages of each such counterparts may be affixed to a single copy of this Amendment as of the date first above written.

IN WITNESS WHEREOF, the parties have executed this Amended Escrow Agreement as of the date first above written.

K.H. TRUSTEES LTD.                    BIO-IT (BIO INFORMATION TECHNOLOGIES, LTD.

____________________                  __________________________________________
By:                                   By:
Title:                                Title:

DR. OREN BECKER

__________________________________

                  BIO-I.T. (BIO INFORMATION TECHNOLOGIES) LTD.

                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

                                      WITH

                                 DR. OREN BECKER

SECOND AMENDMENT dated as of August 29, 2001, between Dr. Oren Becker (the "EMPLOYEE"), whose address is [ADDRESS], and BIO-I.T. (BIO INFORMATION TECHNOLOGIES) LTD. (the "COMPANY"), a corporation incorporated under the laws of the State of Israel, having its address at Beit Shap, 3 Hayetzirah Street, Ramat Gan, Israel.

                                   WITNESSETH

WHEREAS the parties entered into an employment agreement dated as of October 31, 2000 as amended by the Amended Employment Agreement dated April 3, 2001, a copy of which is attached hereto as Annex A (the "Employment Agreement"); and

WHEREAS following the closing of the transactions contemplated in a Share Purchase Agreement dated August 29, 2001 (the "2001 SHARE PURCHASE AGREEMENT") by and between the Company, Orbimed, Yozma, Frank (as such terms are defined thereunder) and the other shareholders of the Company, the parties desire to amend certain provisions of the Employment Agreement, all in accordance with the terms of this Second Amendment.

NOW THEREFORE, in consideration of the premises and mutual agreements hereinafter contained, the parties hereto agree as follows:

1.    Effect of Employment Agreement

Except as expressly set forth herein the Employment Agreement remains in full force and effect and is not amended, altered or modified.

2.    Section 4 is modified to provide as follows:

      "4(a) The Company shall pay Employee a salary payable monthly and in accordance with Company's normal and reasonable payroll practices, in a yearly gross amount of NIS 413,700 which, with effect as of the consummation of the closing of the 2001 Share Purchase Agreement, has been increased and equals NIS 517,125 (the "YEARLY GROSS SALARY"). This Yearly Gross Salary shall be payable over a period of twelve months as of the month following the date of closing of the 2001 Share Purchase Agreement, in equal monthly payments of NIS 43,093.5 each (the "MONTHLY GROSS SALARY"). The Monthly Gross Salary is exclusive of amounts payable by Company for the social benefits set forth in Sections 4(b), 4(o), 4(d) and 4(e) and exclusive of the benefit in Section 5A below, for the duration of this Agreement. The Monthly Gross Salary shall be linked to the Israeli Consumer Price Index."

3.    Section 4(e) is modified to provide as follows:

      3.1 After the words "determine the amount" and before the words "of any bonus," the words "and type" will be added.

      3.2 After the words "when determining the amount" and before the words "of bonus to be paid hereunder," the words "and type" will be added.

4.    Section 4(f) shall be added as follows:

      "4.(f) In the event that the Company effects a future round by third party investors (i.e. by investors who are not shareholders of the Company and/or Affiliates thereof) of at least USD$4,000,000 (net of expensed in one transaction, at a per share price of at least US$5.789, the Employee will be granted options to purchase 22,480 Ordinary Shares of the Company immediately prior to the closing of such next financing round at an exercise price of US$3.859. Such options shall vest during a four year period (25% each year). The number of shares into which such option is exercisable and/or the exercise price of such option are subject to adjustments in the event of any debt financing which involves the issuance and/or undertaking to issue any securities convertible into shares of the Company, other than an Exempted Issuance, as defined under the Company's Articles of Association, share split and/or reverse split, issuance of bonus shares, reclassification and/or any similar events, effected after consummation of the closing of the 2001 Share Purchase Agreement."

5.    Section 4(g) shall be added as follows:

      "4.(g) In the event that at any time during the Initial Term or the Extended Term, as defined in the Employment Agreement, the Company consummates a merger, consolidation or acquisition, sale, lease or other disposal of all or substantially all of the Company's assets ("Sale"), the Company undertakes to extend the Employee's employment with the Company (or any successor to the Company or its assets) under the terms set forth in the Employment Agreement and any amendments thereto, for a minimum of six months following such Sale or to pay the Employee the equivalent of six (6) months compensation as provided for in Sections 4(a) through 4(f) of the Employment Agreement as amended."

IN WITNESS WHEREOF, the parties have executed this Amendment as of the first date written above.

            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties have executed this Second Amendment to Employment Agreement as of the date written above.

BIO-I.T. (BIO INFORMATION TECHNLOGIES) LTD.

/s/ HAIM AVIV
--------------------------
Name:
Title:

/s/ OREN BECKER
--------------------------
DR. OREN BECKER

                           PREDIX PHARMACEUTICALS LTD.

                     THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

                                      WITH

                                 DR. OREN BECKER

THIRD AMENDMENT dated as of May 12, 2003, between Dr. Oren Becker (the "EMPLOYEE"), whose address is [ADDRESS], and Predix Pharmaceuticals Ltd. (the "COMPANY"), a corporation incorporated under the laws of the State of Israel, having its address at Beit Shap, 3 Hayetzirah Street, Ramat Gan, Israel.

                                   WITNESSETH

WHEREAS the parties entered into an employment agreement dated as of October 31, 2000 (the "EMPLOYMENT AGREEMENT"), as amended by the Amended Employment Agreement dated April 3, 2001 (the "FIRST AMENDMENT") and by the Second Amendment to the Employment Agreement dated August 29, 2001 (the "SECOND AMENDMENT"); and

WHEREAS the Company is in need of additional funding and is contemplating receiving a bridge loan from certain of its shareholders (the "BRIDGE LOAN"); and

WHEREAS such shareholders have conditioned the Bridge Loan upon certain conditions, among which is the execution of this Third Amendment.

NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter contained, the parties hereto agree as follows:

1. In order to avoid any conflict of interest between the Employee and the Company, the Employee hereby fully and irrevocably waives any and all rights to receive royalties and/or other payments from Ramot at Tel Aviv University Ltd., and /or Tel Aviv University relating (directly or indirectly) to the Technology assigned to the Company by Ramot or by the Tel Aviv University under the License Agreement dated September 18, 2000 (the "Rights").

2. Notwithstanding Section 1 above, in the event that the Employee's employment with the Company (or any affiliate thereof or its successor in business or an assignee or a transferee thereof) is terminated, the Employee shall be henceforward entitled to receive payments relating to Rights which do not result from Company activities during the Employee's employment term and which were developed after the termination of employment.

3. The Employee hereby agrees, in light of the business situation of the Company, to waive his rights under Section 4(f) which was added in the Second Amendment, and hence, said section is hereby canceled and of no further force and effect.

4. Except as expressly set forth herein, the Employment Agreement and the Second Amendment remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Third Amendment as of the date written above.

/s/ SILVIA NOIMAN
--------------------------
PREDIX PHARMACEUTICALS LTD.

Name: Silvia Noiman

Title: COO

/s/ OREN BECKER
--------------------------
DR. OREN BECKER

                           PREDIX PHARMACEUTICALS LTD.

                    FOURTH AMENDMENT TO EMPLOYMENT AGREEMENT

                                      WITH

                                 DR. OREN BECKER

FOURTH AMENDMENT dated as of August 8, 2003, between Dr. Oren Becker (the "EMPLOYEE"), whose address is [ADDRESS], and Predix Pharmaceuticals Ltd. (the "COMPANY"), a corporation incorporated under the laws of the State of Israel, having its address at Beit Shap, 3 Hayetzirah Street, Ramat Gan, Israel.

                                   WITNESSETH

WHEREAS the parties entered into an employment agreement dated as of October 31, 2000 (the "EMPLOYMENT AGREEMENT"), as amended by the Amended Employment Agreement, the Second Amendment to the Employment Agreement and by the Third Amendment to the Employment Agreement (jointly, the "AMENDMENTS"); and

WHEREAS the Company's shareholders have entered into an agreement with Physiome Sciences, Inc. ("PHYSIOME") whereby the Company is to become a fully owned subsidiary of Physiome, whose name will be changed to Predix Pharmaceuticals Holdings, Inc. (the "PARENT") (the "M&A TRANSACTION"); and

WHEREAS it has been agreed between the Company and the Employee that, subject to and contingent upon the closing of the M&A Transaction (the "CLOSING") and as of such Closing and until resolved otherwise by the Company's Board of Directors, certain terms and conditions of the Employee's employment with the Company shall be amended as set forth herein;

NOW, THEREFORE, in consideration of the promises and mutual agreements hereinafter contained, the parties hereto agree as follows:

1. Except as expressly set forth herein, the Employment Agreement and all Amendments thereto remain in full force and effect and is not amended, altered or modified.

2. This Fourth Amendment will enter into full force and effect only subject to and upon the closing of the M&A Transaction (the "CLOSING"). In the event that the Closing does not occur by September 30th, 2003, then this Fourth Amendment shall automatically expire and shall have no further force and effect.

3. Subject to and contingent upon the Closing and as of such Closing and until resolved otherwise by the Company's Board of Directors, the Employee shall serve as the Chief Scientific Officer, Computational Drug Development of the Company and the Parent, reporting to the CEO of the Parent.

4. As of the Closing and subject thereto, Section 3(a) of the Employment Agreement shall be modified, so that the prior written notice given by either in case of termination without cause shall be extended to three (3) months. The same period will apply to Section 3(d) of the Employment Agreement.

5. As of the Closing and subject thereto, Section 4(a) of the Employment Agreement shall be modified and replaced to provide as follows:

      "The Company shall pay Employee a salary payable monthly and in accordance with the Company's normal and reasonable payroll practices. At the Closing (and subject thereto), the July salary shall be increased from the amount of NIS 56,281 [the July salary] by an amount in NIS equal to $417 converted into NIS at the representative rate of exchange of the date of the Closing (the "MONTHLY GROSS SALARY"). The Monthly Gross Salary shall henceforward be in NIS and fully linked to the Israeli Consumer Price Index. The Monthly Gross Salary is exclusive of amounts payable by the Company for the social benefits set forth in Sections 4(b), 4(c) and 4(d) and 4(e) and exclusive of the benefit in Section 5A below, for the duration of this Agreement."

6. The Employee will be eligible for a performance-based bonus on July 31, 2004 (the "PERFORMANCE BONUS"). The base target amount for the performance Bonus is $25,000 (twenty five thousand US Dollars), assuming that all performance targets set by the Board and/or by the CEO are achieved however, any payment of bonus shall be entirely under the discretion of the Board, and subject to the recommendation of the CEO.

7. In addition to the above, following the Closing, the Employee shall be entitled to receive shares and options under Appendix A of the Parent's 2003 Stock Incentive Plan, adjusted for Israeli residents (the "PLAN") under all terms of the Plan and provided that the Employee executes the applicable Option Agreements and further complies with all the terms of the Plan, as follows:

      7.1. 65,553 shares of Class A Common Stock of the Parent. These shares will be unrestricted.

      7.2 Option to purchase 339,114 shares of Class A Common Stock of the Parent, granted as follows:

            7.2.1. Option to purchase 109,884 shares of Class A Common Stock of the Parent, a term of ten (10) years, at an exercise price of $0.10 per share, fully vested at the Closing.

            7.2.2. Option to purchase 229,230 shares of Class A Common Stock of the Parent, a term of ten (10) years, at an exercise price of $0.10 per share, having the following vesting schedule:

                  -     57,307 shares vesting on July 31, 2004

                  -     57,307 shares vesting on July 31, 2005

                  -     57,307 shares vesting on July 31, 2006

                  -     57,309 shares vesting on July 31, 2007

8. Except as expressly set forth herein, the Employment Agreement and all Amendments thereto remain in full force and effect and is not amended, altered or modified.

IN WITNESS WHEREOF, the parties have executed this Fourth Amendment as of the date written above.

/s/ MICHAEL KAUFFMAN
--------------------------
PREDIX PHARMACEUTICALS LTD.

Name: Dr. Michael Kauffman
Title: President and CEO

/s/ OREN BECKER
--------------------------
DR. OREN BECKER

PREDIX
PHARMACEUTICALS

                                                                    June 9, 2005

Oren Becker, PhD
[ADDRESS]

      RE: Extension of Employment Agreement dated as of October 31, 2000, as amended in early 2001, August 29, 2001, May 12, 2003 and August 11, 2003, between Oren Becker, PhD and Predix Pharmaceuticals Ltd. (collectively, the "Employment Agreement")

Dear Dr. Becker:

      As you may be aware, the Initial Term of the Employment Agreement has expired and we would like to memorialize our understanding as to your continued employment with us. Therefore, it is our desire to extend the term of the Employment Agreement until December 31, 2005 and for one or more additional one-year periods until otherwise terminated by either party in accordance with
Section 3 of the Employment Agreement, including by either party without cause on three (3) months prior written notice to the other party.

      To the extent that there are any conflicts between the terms of this letter and the Employment Agreement, this letter will be deemed to have superseded those of the Employment Agreement and shall govern the matter in question.

      I would appreciate it if you would provide me with your approval of the extension of the Employment Agreement as set forth above by signing and dating this letter as indicated below at the earliest opportunity.

                                                   Best regards,

                                                   /s/ MICHAEL G. KAUFFMAN

                                                   Michael G. Kaufman

The undersigned hereby acknowledges and agrees to the terms and conditions above.

/s/ OREN BECKER                                     June 9, 2005
---------------                                     -----------------
Oren Becker, PhD                                    Date